Exhibit 10.6
17 July 2019
The Seller Parties Listed in Exhibit A attached hereto
The Buyer Parties Listed in Exhibit A attached hereto
KBS US Prime Property Management Pte. Ltd.
1 Raffles Place
#40-01 One Raffles Place
Singapore 048616
DBS Trustee Limited
(as trustee of Prime US REIT)
12 Marina Boulevard
Marina Bay Financial Centre Tower 3
Singapore 018982
KBS REIT Properties III LLC
800 Newport Center Drive
Suite 700, Newport Beach
California 92660
Prime US REIT S1 Pte. Ltd.
50 Raffles Place
#32-01 Singapore Land Tower
Singapore 048623
Prime US-Sub REIT, Inc.
800 Newport Center Drive
Suite 700, Newport Beach
California 92660
Prime US-Upper Tier, LLC
800 Newport Center Drive
Suite 700, Newport Beach
California 92660
Prime US-Middle Tier, LLC
800 Newport Center Drive
Suite 700, Newport Beach
California 92660
Prime US Properties, LLC
800 Newport Center Drive
Suite 700, Newport Beach
California 92660
Prime US-Lower Tier, LLC
800 Newport Center Drive
Suite 700, Newport Beach

California 92660
Prime US-Acquisition I, LLC
800 Newport Center Drive
Suite 700, Newport Beach
California 92660
Dear Sirs
PRIME US REIT - SIDE LETTER TO SET-OFF AGREEMENT

1.
We refer to the set-off agreement (the "Set-Off Agreement") dated 27 June 2019 entered into between the parties to this letter. Capitalised terms in this letter which are not otherwise defined herein shall bear the meanings ascribed to them in the Set-Off Agreement.

2.	We acknowledge and agree that:

(a)	in relation to recital (K) of the Set-Off Agreement, KBS REIT Properties Ill LLC and its affiliates shall, at no time, own more than 33.3% (instead of 26.0%) of the units in Prime US REIT;

(b)
in relation to clauses 2.1 and 2.2 of the Set-Off Agreement, the "Relevant Amount", which is the subject of set-off against the purchase consideration under the Sale and Purchase Agreement, shall be US$270,999,519, which is the aggregate amount due from KBS REIT Properties Ill LLC pursuant to the Subscription Agreement and for its subscription of 79,545,000 units in Prime US REIT via the placement tranche; and

(c)
in relation to clause 2.2 of the Set-Off Agreement, upon receipt by the Vendor of the purchase price (as stated in the Sale and Purchase Agreement) less the Relevant Amount, the Manager (i) shall discharge KBS REIT Properties Ill LLC from, and have no further claim against, KBS REIT Properties Ill LLC in respect of the payment of the subscription amounts due from KBS REIT Properties Ill LLC for the subscription of the units in Prime US REIT under the Subscription Agreement; and (ii) acknowledges and agrees that the payment of the subscription amounts due from KBS REIT Properties Ill LLC for the subscription of the units in Prime US REIT under the placement tranche shall be fully satisfied.

3.
This letter is governed by, and shall be construed in accordance with, the laws of Singapore, and each party to this letter irrevocably submits to the non-exclusive jurisdiction of the courts of Singapore.

4.
This letter may be executed in any number of counterparts, each of which, when executed and delivered (whether in original or fax copy), will be an original, but all the counterparts together will constitute one and the same document.

5.	This letter may only be amended or supplemented in writing signed by or on behalf of each of the parties hereto.

6.	The provisions of Clause 3.12 of the Set-Off Agreement shall apply, mutatis mutandis, as if expressly incorporated herein.

EXHIBIT A
List of Seller Parties and Buyer Parties

	SELLER PARTY ("VENDOR")	BUYER PARTY ("PURCHASER")
1.	Village Center Station II Owner, LLC, a Delaware limited liability company	Prime US-Village Center Station II, LLC, a Delaware limited liability company
2.	KBSIII Tower at Lake Carolyn, LLC, a Delaware limited liability company	Prime US-Tower At Lake Carolyn, LLC, a Delaware limited liability company
3.	KBSIII One Washingtonian, LLC, a Delaware limited liability company	Prime US-One Washingtonian, LLC, a Delaware limited liability company
4.	KBSIII 222 Main, LLC, a Delaware limited liability company	Prime US-222 Main, LLC, a Delaware limited liability company
5.	KBSIII 171 17th Street, LLC, a Delaware limited liability company	Prime US-17117th Street, LLC, a Delaware limited liability company
6.	KBSIII Reston Square, LLC, a Delaware limited liability company	Prime US-Reston Square, LLC, a Delaware limited liability company
7.	KBSIII 101 South Hanley, LLC, a Delaware limited liability company	Prime US-101 South Hanley, LLC, a Delaware limited liability company
8.	KBSIII Village Center Station, LLC, a Delaware limited liability company	Prime US-Village Center Station, LLC, a Delaware limited liability company
9.	Promenade One KBSIII Promenade One, LLC, a Delaware limited liability company Promenade Two KBSIII Promenade Two, LLC, a Delaware limited liability company	Prime US-Promenade, LLC, a Delaware limited liability company
10.	KBSIII CrossPoint At Valley Forge Trust, a Delaware Statutory Trust	Prime US-CrossPoint At Valley Forge, LLC, a Delaware limited liability company
11.	KBSIII Towers At Emeryville, LLC, a Delaware limited liability company	Prime US-Tower At Emeryville, LLC, a Delaware limited liability company

"VENDOR":
We hereby confirm our agreement to the foregoing.
VILLAGE CENTER STATION II OWNER, LLC,
a Delaware limited liability company

By:	KBSIII VILLAGE CENTER STATION II MEMBER, LLC,
a Delaware limited liability company,
its sole member and manager

By:	KBSIII REIT ACQUISITION XXXII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII ONE WASHINGTONIAN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION X, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII 222 MAIN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII 171 17TH STREET, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII RESTON SQUARE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII 101 SOUTH HANLEY, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII VILLAGE CENTER STATION, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII PROMENDADE ONE, LLC,
a Delaware limited liability company

By:	KBSIII PROMENADE ONE MEZZ, LLC,
a Delaware limited liability company,
its sole member

By:	KBSIII PROMENADE AT EILAN, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII 3003 WASHINGTON MEMBER, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII REIT ACQUISITION XVII, LLC,
a Delaware limited liability company,
its managing member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII PROMENADE TWO, LLC,
a Delaware limited liability company

By:	KBSIII PROMENADE TWO MEZZ, LLC,
a Delaware limited liability company,
its sole member

By:	KBSIII PROMENADE AT EILAN, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII 3003 WASHINGTON MEMBER, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII REIT ACQUISITION XVII, LLC,
a Delaware limited liability company,
its managing member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III,
INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII CROSSPOINT AT VALLEY FORGE TRUST,
a Delaware Statutory Trust

By:	KBSIII CROSSPOINT AT VALLEY FORGE, LLC,
a Delaware limited liability company,
as Administrative Trustee

By:	KBSIII REIT ACQUISITION XXVI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

"PURCHASER":
We hereby confirm our agreement to the foregoing.
PRIME US-VILLAGE CENTER STATION II, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

PRIME US-TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

PRIME US-ONE WASHINGTONIAN, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

PRIME US-222 MAIN, LLC,
a Delaware limited liability company

By:	PRIME US-ACQUISITION I, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

PRIME US-171 17TH STREET, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

PRIME US-RESTON SQUARE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

PRIME US-101 SOUTH HANLEY, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

PRIME US-VILLAGE CENTER STATION, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

PRIME US-PROMENADE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

PRIME US-CROSSPOINT AT VALLEY FORGE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

PRIME US-TOWER AT EMERYVILLE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

The Manager

We hereby confirm our agreement to the foregoing.

SIGNED by Sandip Talukdar
/s/ Sandip Talukdar
for and on behalf of

KBS US PRIME PROPERTY MANAGEMENT PTE. LTD.
(as manager of Prime US REIT)

The Trustee

We hereby confirm our agreement to the foregoing.

SIGNED by
	/s/ Kwek Yi Lin	/s/ Celine Koh
for and on behalf of	Kwek Yi Lin	Celine Koh
	Assistant Manager, Corporate Trust	Manager, Corporate Trust
DBS TRUSTEE LIMITED	DBS Trustee Limited	DBS Trustee Limited
(as trustee of Prime US REIT)

The Investor
We hereby confirm our agreement to the foregoing.
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

SSUB1

We hereby confirm our agreement to the foregoing.

SIGNED by Sandip Talukdar
/s/ Sandip Talukdar
for and on behalf of

PRIME US REIT S1 PTE. LTD.

Parent US REIT
We hereby confirm our agreement to the foregoing.
PRIME US-SUB REIT, INC.,
a Delaware corporation

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

Upper-Tier U.S. LLC
We hereby confirm our agreement to the foregoing.
PRIME US-UPPER TIER, LLC,
a Delaware limited liability company

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

Middle-Tier U.S. LLC
We hereby confirm our agreement to the foregoing.
PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

Prime US Properties, LLC
We hereby confirm our agreement to the foregoing.
PRIME US PROPERTIES, LLC,
a Delaware limited liability company

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

Lower-Tier U.S. LLC
We hereby confirm our agreement to the foregoing.
PRIME US-LOWER TIER, LLC,
a Delaware limited liability company

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

Prime US-Acquisition I, LLC
We hereby confirm our agreement to the foregoing.
PRIME US-ACQUISITION I, LLC,
a Delaware limited liability company

By:	PRIME US PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President